UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2023

Earth Science Tech Inc.

(Exact name of registrant as specified in its charter)

Florida	000-55000	80-0961484
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8950 SW 74th Court

Suite 101

Miami, FL 33156

(Address of principal executive offices)

(305) 724-5684

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisitions

Purpose of this 8-K/A

We are filing this Amended Current Report on Form 8-K/A to update the Current Report on Form 8-K/A filed with the SEC on February 3, 2023. The purpose of this Amended Current Report on Form 8-K/A is to disclose the revised audit letter for RxCompoundStore.com, LLC. and Pro Forma.

On December 30, 2022 Earth Science Tech, Inc., a Florida corporation (OTC: ETST) (the “Company”) received Peaks Curative, LLC., a Florida limited liability company (“Sellers”) audited financials pursuant to the previously announced Purchase and Sale Agreement (as amended, the “Purchase and Sale Agreement”) dated November 8, 2022 (the “closing Date), and, for the purposes set forth therein, the Seller entered into a Purchase and Sale Agreement, pursuant to which the Company agreed to acquire the Sellers.

On February 3, 2023 Earth Science Tech, Inc., a Florida corporation (OTC: ETST) (the “Company”) received RxCompoundStore.com, LLC., a Florida limited liability company (“Sellers”) audited financials pursuant to the previously announced Purchase and Sale Agreement (as amended, the “Purchase and Sale Agreement”) dated November 8, 2022 (the “closing Date), and, for the purposes set forth therein, the Seller entered into a Purchase and Sale Agreement, pursuant to which the Company agreed to acquire the Sellers.

The description of the Purchase and Sale Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the Purchase and Sale Agreement, a copy of which is filed as Exhibit 2.1 hereto, and the terms of which are incorporated by reference herein. This summary is not intended to modify or supplement any factual disclosures about the Company, and should not be relied upon as disclosure about the Company without consideration of the periodic and current reports and statements that the Company files with the SEC. The terms of the Purchase and Sale Agreement govern the contractual rights and relationships between, and allocate risks among, the parties thereto in relation to the transactions contemplated thereby. In particular, the representations and warranties made by the parties to each other in the Purchase and Sale Agreement reflect negotiations between, and are solely for the benefit of, the parties thereto and may be limited or modified by a variety of factors, including subsequent events, information included in public filings, disclosures made during negotiations among the parties, correspondence between the parties and disclosure schedules to the Purchase and Sales Agreement. Accordingly, such representations and warranties may not describe the actual state of affairs at the date they were made or at any other time and should not be relied upon as statements of fact.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The financial statements of Peaks Curative, LLC. required by Item 9.01(a) to this Current Report on Form 8-K are incorporated herein by reference to (i) Peaks Curative, LLC.’s audited consolidated balance sheets as of and for the years ended September 30, 2020, and 2021.

The financial statements of RxCompoundStore.com, LLC. required by Item 9.01(a) to this Current Report on Form 8-K are incorporated herein by reference to (i) RxCompondStore.com, LLC.’s audited consolidated balance sheets as of and for the years ended March 31, 2021, and 2022.

(b) Pro Forma Financial Information

The pro forma financial information required by Item 9.01(b) to this Current Report on Form 8-K is incorporated herein by reference to the unaudited pro forma.

(d) Exhibits

Exhibit No.	Description
1	Peaks & RxCompound Business Business Plan
2.1	Agreement and Plan of Merger
23.1	Bolko & Company, an independent registered public accounting firm of Peaks Curative, LLC.
99.2	Audited Consolidated Balance Sheets of Peaks Curative, LLC. as of September 30, 2022, and the Audited Consolidated Statements of Operations, Comprehensive Income/(Loss), and Cash Flows of Peaks Curative, LLC. for the period ended September 30, 2022.
99.3	Audited Consolidated Balance Sheets of RxCompoundStore.com, LLC. as of March 31, 2022, and the Audited Consolidated Statements of Operations, Comprehensive Income/(Loss), and Cash Flows of RxCompoundStore.com, LLC. for the period ended September 30, 2022.
99.4	Unaudited Pro Forma
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTH SCIENCE TECH, INC.

Dated: February 24, 2023	By:	/s/ Giorgio R. Saumat
Giorgio R. Saumat
	Its:	CEO and Director